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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 4, 2004
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                                 Deb Shops, Inc.
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               (Exact Name of Registrant as Specified in Charter)

            Pennsylvania                 0-12188            23-1913593
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     (State or Other Jurisdiction      (Commission         (IRS Employer
          of Incorporation)            File Number)     Identification No.)


               9401 Blue Grass Road,
            Philadelphia, Pennsylvania                             19114
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     (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (215) 676-6000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

       On November 4, 2004, Deb Shops, Inc. (the "Company") issued a press release announcing its sales results for the month of October, its third quarter ended October 31, 2004 and its year-to-date as of October 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

       The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

       (c)      Exhibits

       The following exhibit is furnished with this Current Report on Form 8-K:

       Exhibit
       No.       Description
       -------   -----------

       99.1 Press release, dated November 4, 2004, captioned "DEB SHOPS, INC. REPORTS OCTOBER, THIRD QUARTER AND YEAR-TO-DATE SALES."






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                                   Signatures
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       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DEB SHOPS, INC.


Dated: November 5, 2004                    By:  Barry J. Susson
                                                -------------------------
                                                Barry J. Susson
                                                Chief Financial Officer













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                                  EXHIBIT INDEX
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       The following exhibit is furnished as part of this Current Report on
Form 8-K:

       Exhibit
       No.        Description
       -------    -----------

       99.1* Press release, dated November 4, 2004, captioned "DEB SHOPS, INC. REPORTS OCTOBER, THIRD QUARTER AND YEAR-TO-DATE SALES."

                  * Filed electronically herewith.















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